Exhibit 99.2

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-3 of Independent Bank Group, Inc. (Registration No. 333-196627) and the Registration Statement on Form S-8 of Independent Bank Group, Inc. (Registration No. 333-198483) of our report dated March 29, 2016 on the consolidated financial statements of Carlile Bancshares, Inc, which is included in this Current Report on Form 8-K.

/s/ Crowe Horwath LLP

Crowe Horwath LLP

Dallas, Texas

December 16, 2016